                                                                Exhibit 24.02

                                  POWER OF ATTORNEY

WHEREAS, LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1997 (the 1997 Form 10-K); and

WHEREAS, each of the undersigned holds the office or offices in LOUISVILLE GAS AND ELECTRIC COMPANY set opposite his or her name;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints ROGER
W. HALE and VICTOR A. STAFFIERI, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 1997 Form 10-K and to any and all amendments to such 1997 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 4th day of March 1998.



/s/ Roger W. Hale        /s/ J. David Grissom
_______________________  _______________________
ROGER W. HALE            J. DAVID GRISSOM
Principal Executive           Director
Officer and Director

/s/ William C. Ballard   /s/ David B. Lewis
_______________________  _______________________
WILLIAM C. BALLARD       DAVID B. LEWIS
Director                 Director

/s/ Owsley Brown, II     /s/ Anne H. McNamara
_______________________  _______________________
OWSLEY BROWN, II         ANNE H. McNAMARA
Director                 Director

/s/ S. Gordon Dabney     /s/ T. Ballard Morton, Jr.
_______________________  _______________________
S. GORDON DABNEY         T. BALLARD MORTON, JR.
Director                 Director

/s/ Gene P. Gardner      /s/ Dr. Donald C. Swain
_______________________  _______________________
GENE P. GARDNER          DR. DONALD C. SWAIN
Director                 Director

/s/ Jeffrey T. Grade     /s/ Victor A. Staffieri
_______________________  _______________________
JEFFREY T. GRADE         Victor A. Staffieri, Principal
Director                 Financial and Accounting Officer

STATE OF KENTUCKY   )
                    )ss.
COUNTY OF JEFFERSON )

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                                                                Exhibit 24

                        POWER OF ATTORNEY (cont.)


On this 4th day of March 1998, before me, Margaret L. Cowan, a Notary Public, State of Kentucky at Large, personally appeared the above named directors and officers of LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.

My Commission expires:   /s/ Margaret L. Cowan
July 28, 2000            _______________________
                         Margaret L. Cowan, Notary Public
                         State of Kentucky at Large


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